EXHIBIT 23.1

                      CONSENT OF PRICEWATERHOUSECOOPERS LLP


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                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Prospectus constituting part of this Post-Effective Amendment No. 3 to the Registration Statement on Form S-1 of our reports dated February 11, 1999, relating to the financial statements of PHL Variable Insurance Company, which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.



/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Hartford, Connecticut

April 27, 1999